UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Mac-Gray Corporation

(Name of Registrant as Specified in Its Charter)

Fairview Capital

Fairview Capital Investment Management, LLC

Darlington Partners, L.P.

Andrew F. Mathieson

Scott W. Clark

Bruce C. Ginsberg

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copy to:

John M. Newell, Esq.

Latham & Watkins LLP

505 Montgomery Street, Suite 2000

San Francisco, California 94111

(415) 391-0600

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☒	No Fee Required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Fairview Capital Investment Management, LLC

April 6, 2009

Dear Fellow Stockholder of Mac-Gray Corporation:

This Proxy Statement contains important information concerning the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Mac-Gray Corporation (“Mac-Gray”)—please read it carefully. Fairview Capital Investment Management, LLC and certain of its affiliates and associates (collectively, “Fairview Capital”) are the beneficial owners of an aggregate of 851,346 shares of common stock of Mac-Gray, representing approximately 6.3% of the outstanding shares of common stock. We have been a stockholder of Mac-Gray for more than five years and we believe that the Board of Directors of Mac-Gray (the “Board”) is not acting in the best interests of Mac-Gray’s stockholders. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

(1)	To elect Scott W. Clark and Bruce C. Ginsberg, our two nominees, to serve as Class III directors in opposition to Mac-Gray’s two incumbent Class III directors whose terms expire at the Annual Meeting;

(2)	To consider and vote upon the Mac-Gray Corporation 2009 Stock Option and Incentive Plan;

(3)	To request that the Board, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year;

(4)	To request that the Board initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide for a majority vote standard for the election of directors in uncontested elections;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

We are not seeking control of the Board of Directors at the Annual Meeting and our nominees if elected would constitute a minority of the members of the Board. However, we hope that this election contest sends a strong message to the other Mac-Gray directors that stockholders are not satisfied with Mac-Gray’s current performance, management and corporate governance, and require representation in the board room.

If you have already voted for the incumbent management slate, you have every right to change your vote by submitting a later dated proxy.

FAIRVIEW CAPITAL URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD, TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR PROPOSALS 3 AND 4 REFERRED TO ABOVE AT THE ANNUAL MEETING.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET TODAY.

Thank you for your support,

Andrew F. Mathieson, Managing Member
Fairview Capital Investment Management, LLC

2009 ANNUAL MEETING OF STOCKHOLDERS

OF

MAC-GRAY CORPORATION

PROXY STATEMENT

of

FAIRVIEW CAPITAL

FAIRVIEW CAPITAL INVESTMENT MANAGEMENT, LLC

DARLINGTON PARTNERS, L.P.

ANDREW F. MATHIESON

SCOTT W. CLARK

BRUCE C. GINSBERG

To Our Fellow Mac-Gray Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders of Mac-Gray Corporation (“Mac-Gray” or the “Company”) in connection with the solicitation of proxies by Fairview Capital Investment Management, LLC and certain of its affiliates and associates (collectively, “Fairview Capital,” “we” or “us”), to be used at the 2009 Annual Meeting of Stockholders of Mac-Gray which is scheduled to be held at 10:00 A.M., local time, on Friday, May 8, 2009, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the GOLD proxy card are first being furnished to Mac-Gray’s stockholders on or about April 7, 2009.

We believe that the Board of Directors of Mac-Gray (the “Board”) is not acting in the best interests of Mac-Gray’s stockholders. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

Proposal 1:	To elect Scott W. Clark and Bruce C. Ginsberg, our two nominees (collectively, our “Nominees”), to serve as Class III directors in opposition to Mac-Gray’s two incumbent Class III directors whose terms expire at the Annual Meeting;

Proposal 2:	To consider and vote upon the Mac-Gray Corporation 2009 Stock Option and Incentive Plan;

Proposal 3:	To request that the Board, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year;

Proposal 4:	To request that the Board initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide that director nominees, in uncontested elections, shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

This Proxy Statement is soliciting proxies to elect Scott W. Clark and Bruce C. Ginsberg. The participants in our solicitation intend to vote all of their shares of common stock in favor of our Nominees and will not vote their shares in favor of any of Mac-Gray’s nominees.

SCOTT W. CLARK AND BRUCE C. GINSBERG ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF MAC-GRAY. THIS SOLICITATION IS BEING MADE BY FAIRVIEW CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF

MAC-GRAY. FAIRVIEW CAPITAL URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR PROPOSALS 3 AND 4 AT THE ANNUAL MEETING.

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as director. Our Nominees and each of the other Participants (as defined below) have no interest in Mac-Gray other than through the beneficial ownership (if any) of shares of common stock, par value $0.01 per share, of Mac-Gray or other securities (if any) of Mac-Gray as disclosed herein.

IMPORTANT

According to Mac-Gray’s Amended and Restated By-Laws (the “Bylaws”) and applicable law, the election of our Nominees requires a plurality of the votes properly cast on the election of directors by the holders of Mac-Gray’s common stock. Proposal 2 requires approval by a majority of votes cast on such proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Proposals 3 and 4 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. As a result, your vote is extremely important. We urge you to sign, date and return the enclosed GOLD proxy card or follow the instructions on the GOLD proxy card to submit a proxy by telephone or Internet to vote FOR the election of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 3 and 4.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MAC-GRAY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME, YOU SHOULD COMPLETE THE GOLD VOTING INSTRUCTION FORM THAT YOU ARE PROVIDED BY YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND RETURN IT AS REQUESTED OR FOLLOW THE INSTRUCTIONS FOR SUBMITTING A PROXY BY TELEPHONE OR THROUGH THE INTERNET PRINTED ON THE FORM. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION, VOTING AND PROXY PROCEDURES” BELOW.

If you have questions or need assistance voting your shares, contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free at: (888) 750-5834

Banks and Brokers Call Collect at: (212) 750-5833

According to the proxy statement of Mac-Gray for the Annual Meeting, filed with the Securities and Exchange Commission (“Mac-Gray’s Proxy Statement”), only holders of record of Mac-Gray’s common stock, par value $0.01 per share, as of the close of business on March 26, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to Mac-Gray’s Proxy Statement, as of the Record Date, there were outstanding 13,473,303 shares of common stock of Mac-Gray. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of common stock of Mac-Gray held on the Record Date.

As of the Record Date, the Participants beneficially owned an aggregate 851,346 of shares of common stock of Mac-Gray, representing approximately 6.3% of the outstanding shares of common stock. The Participants intend to vote such shares FOR the election of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 3 and 4.

WE URGE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR PROPOSALS 3 AND 4 BY SUBMITTING THE ENCLOSED GOLD PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET.

BACKGROUND TO THE SOLICITATION

We first purchased shares of Mac-Gray in March 2004 and currently beneficially own 851,346 shares, representing approximately 6.3% of Mac-Gray’s outstanding shares of common stock. Over the past five years, members of Fairview Capital have had discussions with several members of Mac-Gray’s Board of Directors and management, via telephone conversations, e-mail correspondence and in-person meetings, regarding, among other things, Mac-Gray’s financial performance and capital allocation strategies. The following is a chronology of the material events leading up to this proxy solicitation.

On July 9, 2007, Fairview Capital sent a letter to the Board recommending that Mac-Gray make changes to its growth and capital allocation strategies. In response to this letter, we received a letter from Stewart MacDonald, Jr., Chairman of the Board and Chief Executive Officer of Mac-Gray, dated July 24, 2007, stating that at Mac-Gray’s next regularly scheduled meeting the Board will have the opportunity to discuss our letter.

On October 9, 2007, Fairview Capital sent a letter addressed to the independent members of the Board asking them to consider certain questions in connection with Mac-Gray’s growth and capital allocation strategies. In response to this letter, we received an e-mail letter from Mr. MacDonald on November 2, 2007, stating that “the Board is quite sure that it has given your letters good consideration.”

On December 5, 2007, Fairview Capital sent a letter to the Board reiterating our concerns regarding Mac-Gray’s growth and capital allocation strategies and urging the Board to consider alternatives such as a high dividend payment model or a sale of Mac-Gray. We did not receive a response from Mac-Gray’s Board or management to this letter.

On April 10, 2008, Fairview Capital sent a letter to the Board expressing disappointment that Mac-Gray still had not addressed the concerns expressed in previous letters and, in particular, disappointment that Mac-Gray acquired Automatic Laundry Company at a price that we believed was too high. We did not receive a response from Mac-Gray’s Board or management to this letter.

On May 20, 2008, Scott Clark of Fairview Capital met with Mac-Gray directors Christopher Jenny and Edward McCauley, Mr. MacDonald and Mac-Gray Chief Financial Officer Michael Shea, at Mac-Gray’s corporate headquarters, to discuss the issues we raised in our previous letters.

On May 22, 2008, Scott Clark of Fairview Capital attended Mac-Gray’s Annual Meeting of Stockholders in Boston. Following the meeting, he spoke with Mac-Gray director Thomas Bullock and Mr. McCauley, each a member of Mac-Gray’s Governance and Nominating Committee. Messrs. Bullock and McCauley informed Mr. Clark that the Governance and Nominating Committee was trying to find candidates to fill two vacant seats on the Board.

On June 25, 2008, Mac-Gray announced that Alastair G. Robertson had been elected to the Board. Based on our conversation with Messrs. Bullock and McCauley the month before, we believed this left one remaining open seat on Mac-Gray’s Board.

Between July 23, 2008 and September 2, 2008, Scott Clark of Fairview Capital had discussions and corresponded with Mr. Shea regarding a potential independent candidate to become a member of the Board. In response to these discussions, we received an e-mail letter from Mr. Shea, on September 2, 2008, stating that Mac-Gray’s Governance and Nominating Committee would keep the potential candidate’s resume on file and consider it should there be any vacancies on the Board in the future.

On February 19, 2009, Darlington Partners, L.P. sent a notice of nomination letter to Mac-Gray stating its intention to seek to nominate Scott W. Clark and Bruce C. Ginsberg for election to the Board as Class III directors at the Annual Meeting.

In mid-March, 2009, Mac-Gray’s management requested that Messrs. Clark and Ginsberg travel to Mac-Gray’s headquarters in Waltham, Massachusetts, to meet with Mac-Gray management. Although Fairview Capital’s counsel made several requests for an agenda, Mac-Gray’s counsel would not indicate the purpose of the meeting. Mac-Gray’s counsel did communicate, however, that Mac-Gray’s management and directors were willing to, and intended to, engage in a constructive dialogue with Fairview Capital.

On April 2, 2009, Scott Clark and Bruce Ginsberg met with Mac-Gray’s directors and management. Messrs. Clark and Ginsberg presented their concerns and recommendations regarding Mac-Gray’s existing and future acquisitions and capital allocation strategies, as well as its corporate governance policies and practices. Mr. Clark explained that, as a long-term stockholder in Mac-Gray, Fairview Capital has consistently advocated a disciplined approach to capital allocation, and has never advocated a strategy that would result in under-investment in Mac-Gray’s business. Mr. Clark stated his view that Mac-Gray’s priority at present should be the reduction of its excessive acquisition-related debt, much of which was incurred in recent periods. Mac-Gray’s directors and management did not engage in any substantive dialogue with Messrs. Clark and Ginsberg about any matter. The Mac-Gray directors did not suggest any interest in adding stockholder representatives to the Board, making any other corporate governance changes, or making any changes to Mac-Gray’s business or strategy as a result of stockholder concerns.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION,

VOTING AND PROXY PROCEDURES

Who is making this Solicitation?

The participants in this solicitation consist of Fairview Capital Investment Management, LLC, a California limited liability company, Fairview Capital, a California corporation, Darlington Partners, L.P., a Delaware limited partnership, Andrew F. Mathieson, Scott W. Clark and Bruce C. Ginsberg (collectively, the “Participants” or “Fairview Capital”). This solicitation is not being made by the Board of Directors or management of Mac-Gray.

What matters am I being asked to vote on?

Fairview Capital is soliciting your proxy to vote as follows on the following matters at the Annual Meeting of Stockholders:

Proposal 1—Election of Directors

Fairview Capital is soliciting your proxy to vote “FOR” the election of Scott W. Clark and Bruce C. Ginsberg to serve as Class III directors on the Board of Directors of Mac-Gray, each to hold office until Mac-Gray’s annual meeting of stockholders to be held in 2012 and until such director’s successor is duly elected and qualified, in opposition to Mac-Gray’s two incumbent directors whose terms expire at the Annual Meeting.

If you submit the GOLD proxy card and make no indication with respect to the election of directors, your proxy will be voted “FOR” Scott W. Clark and Bruce C. Ginsberg.

Proposal 2—Approval of 2009 Stock Option and Incentive Plan

Fairview Capital is soliciting your proxy to vote on Mac-Gray’s proposal to approve the Mac-Gray Corporation 2009 Stock Option and Incentive Plan. We make no recommendation with respect to how you should vote on Proposal 2.

If you submit the GOLD proxy card and make no indication with respect to Proposal 2, your proxy will be voted “FOR” Proposal 2.

Proposal 3—Declassification of the Board of Directors

Fairview Capital is soliciting your proxy to vote “FOR” a stockholder proposal asking the Board, in compliance with applicable law, to take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year.

If you submit the GOLD proxy card and make no indication with respect to Proposal 3, your proxy will be voted “FOR” Proposal 3.

Proposal 4—Majority Voting in Director Elections

Fairview Capital is soliciting your proxy to vote “FOR” a stockholder proposal asking the Board to initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide that director nominees, in uncontested elections, shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders.

If you submit the GOLD proxy card and make no indication with respect to Proposal 4, your proxy will be voted “FOR” Proposal 4.

In addition, if you sign and return the accompanying GOLD proxy card or use the GOLD proxy card to vote by telephone or Internet, the proxy holders are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the recommendation of Fairview Capital as to how I should vote?

Fairview Capital recommends you submit the GOLD proxy card to have your shares voted at the Annual Meeting FOR the election to the Mac-Gray Board of Directors of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 3 and 4.

What do I need to do now?

This Proxy Statement contains important information about Mac-Gray, our Nominees, Proposals 2, 3 and 4, the Participants and our solicitation. We urge you to read this Proxy Statement carefully, including its annexes. After carefully reading and considering the information set forth in this Proxy Statement, please submit the GOLD proxy card to have your shares of common stock held on the Record Date voted at the Annual Meeting, or provide proper voting instructions with respect to such shares to your broker, bank, custodian or other nominee, as soon as possible so that your common stock will be represented and voted at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

According to Mac-Gray’s Proxy Statement, Bylaws and applicable law, holders of shares of Mac-Gray’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your GOLD proxy card, if you are a stockholder of record, you may submit your proxy by telephone or on the Internet, by mail or in person at the Annual Meeting. To submit a proxy by telephone or Internet, follow the instructions on the enclosed GOLD proxy card. To submit your proxy by mail, sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to stockholders who wish to vote in person at the Annual Meeting. To ensure that your shares are voted, we recommend that you submit the enclosed GOLD proxy card even if you plan to attend the Annual Meeting in person.

How do I vote shares that I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as holding shares in “Street-name”), you will receive voting material from that firm. Please complete the GOLD voting instruction form and return it as requested by your custodian. You may also be able to return your instructions by Internet or telephone—please see the voting form for instructions on how to access those voting methods.

If you hold your shares in Street-name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting.

What do I do if I receive a White proxy card from Mac-Gray?

We urge you not to return any White proxy card that Mac-Gray’s Board of Directors may send you. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card or by following the instruction on the GOLD proxy card to submit a proxy by telephone or Internet, returning a later-dated White card will have the effect of revoking your earlier proxy. Only your latest-dated proxy will be counted at the Annual Meeting.

If you have already sent a White proxy card to Mac-Gray for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “FOR” the election of Scott W. Clark and Bruce C. Ginsberg and “FOR” Proposals 3 and 4 by signing, dating and returning the enclosed GOLD proxy card or by following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

What happens if I fail to instruct my broker, bank, custodian or other nominee?

If you hold your shares in Sreet-name through a broker, bank or other custodian, only the broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares.

If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may not exercise their discretion to vote your shares with respect to the election of directors and Proposals 2, 3 and 4. As a result, we strongly urge you to give specific instruction regarding how to vote your shares by completing the GOLD voting instruction form provided to you by your custodian and returning it as requested by the firm.

What happens if I return a signed proxy without voting instructions?

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, your shares will be voted in accordance with that specification.

If you executed your GOLD proxy but failed to provide specific instructions on how to vote, your common stock will be voted (i) FOR the election of each of Scott W. Clark and Bruce C. Ginsberg, (ii) FOR Proposals 2, 3 and 4 and (iii) in the proxy holder’s discretion as to other matters that may properly come before the Annual Meeting.

What is the quorum for the Annual Meeting?

According to Mac-Gray’s Bylaws and applicable law, a majority of shares of common stock of Mac-Gray entitled to vote, present in person or represented by proxy at the Annual Meeting shall constitute a quorum. Shares of common stock represented by a proxy marked “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum. There will not be any broker non-votes with respect to the election of directors and Proposals 2, 3 and 4.

What is the vote required to approve matters at the Annual Meeting? What is the effect of abstentions and broker non-votes?

According to Mac-Gray’s Bylaws and applicable law, directors are elected by a plurality of the votes properly cast on the election of directors. In accordance with New York Stock Exchange rules, Proposal 2 requires approval by a majority of votes cast on such proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Proposals 3 and 4 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. Votes on the election of directors that are withheld will not be counted toward the election of directors or toward the election of individual nominees specified in the form of proxy and, thus, will have no effect on the outcome of the election. A proxy marked “abstain” will have the same effect as a vote cast “against” Proposal 2 and will have no effect on the outcome of Proposals 3 and 4. There will not be any broker non-votes with respect to the election of directors and Proposals 2, 3 and 4.

Who may attend and vote at the Annual Meeting?

All Mac-Gray stockholders of record as of the Record Date may attend and vote at the Annual Meeting. If you hold your stock in Street-name, you may attend and vote in person at the Annual Meeting only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

Should I submit a proxy even if I plan to attend the Annual Meeting?

Whether or not you plan to attend the Annual Meeting, we urge you to submit promptly the GOLD proxy card to ensure that your shares are voted. Returning the enclosed GOLD proxy card by mail or following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet will not affect your right to attend the Annual Meeting and vote in person.

How do I revoke a proxy?

If you are a stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Mac-Gray;

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation to the Secretary of Mac-Gray at 404 Wyman Street, Suite 400, Waltham, MA 02451, Attention: Linda Serafini, Secretary.

Although a revocation is effective if delivered to Mac-Gray, Fairview Capital requests that a copy of any revocation be mailed to Fairview Capital c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, so that Fairview Capital will be aware of all revocations.

If you hold your stock in Street-name, and you submit proxy instructions, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures. If you hold your stock in Street-name, you may also attend and vote in person at the Annual Meeting, but only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO MAC-GRAY, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD OR FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF MAC-GRAY WITH A COPY DELIVERED TO FAIRVIEW CAPITAL. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME AND YOU PREVIOUSLY RETURNED A PROXY CARD TO YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE, WE URGE YOU TO REVOKE IT BY (1) INFORMING THE HOLDER OF RECORD IN ACCORDANCE WITH THAT HOLDER’S PROCEDURES OR (2) OBTAINING A “LEGAL PROXY” FROM YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Stockholders Call Toll-Free at: (888) 750-5834 Banks and Brokers Call Collect at: (212) 750-5833

PROPOSAL 1—ELECTION OF DIRECTORS—VOTE FOR THE ELECTION OF

SCOTT W. CLARK AND BRUCE C. GINSBERG

According to Mac-Gray’s Proxy Statement, the Board of Directors of Mac-Gray is currently composed of eight directors divided into three classes serving three-year terms, with one class of directors elected by stockholders annually. According to Mac-Gray’s Proxy Statement, two Class III directors’ terms will expire at the Annual Meeting.

We are seeking your support at the Annual Meeting to elect Scott W. Clark and Bruce C. Ginsberg as Class III directors in opposition to the two incumbent Class III directors of Mac-Gray. If elected, Scott W. Clark and Bruce C. Ginsberg will constitute a minority of the members of the Board. Each of Scott W. Clark and Bruce C. Ginsberg is independent from Mac-Gray in accordance with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange rules regarding director independence. Each of our Nominees has consented to serve as a director of Mac-Gray, if elected, and to be named in this Proxy Statement as a nominee for election to the Board of Directors of Mac-Gray.

On February 19, 2009, Darlington Partners, L.P. delivered a letter to Mac-Gray, notifying Mac-Gray that Darlington Partners, L.P. nominates and will seek to elect at the Annual Meeting Scott W. Clark and Bruce C. Ginsberg as members of the Board of Directors of Mac-Gray. Our Nominees, if elected, would serve a three-year term as Class III directors and hold office until the 2012 annual meeting of stockholders and until a successor has been duly elected and qualified. Background information about each of our Nominees is set forth below.

OUR NOMINEES

Set forth below are the name, age, business address, present principal occupation and employment and material occupations, positions, offices, or employments for at least the last five years of each of our Nominees. This information has been furnished to Darlington Partners, L.P. by our Nominees.

Scott W. Clark (age 36): From 2002 to the present, Mr. Clark has been a Vice President, member and portfolio manager with Fairview Capital Investment Management, LLC, an SEC-registered independent investment advisor, and a managing partner and portfolio manager for Darlington Partners, L.P., a private investment partnership of which Fairview Capital Investment Management, LLC is the general partner. Mr. Clark earned an undergraduate degree from Brown University and an MBA from Stanford University’s Graduate School of Business.

Bruce C. Ginsberg (age 50): From June 2006 to the present, Mr. Ginsberg has been President, Chief Executive Officer and a director of MooBella LLC, a company that has developed an innovative ice cream dispensing system for foodservice operations. From 2001 to June 2006, Mr. Ginsberg was President, Chief Operating Officer and a director of MooBella LLC. From 1999 to the present, Mr. Ginsberg has been the founder, President and sole stockholder of New England Ice Cream Corporation, a company that distributes nationally branded frozen desserts to retail, food service and machine vending accounts. Mr. Ginsberg earned his BS degree and MBA from Boston College.

Our Nominees will not receive any compensation from any of the Participants for their services as directors of Mac-Gray. However, Fairview Capital Investment Management, LLC and Darlington Partners, L.P. have signed a letter agreement with Mr. Ginsberg pursuant to which they will indemnify Mr. Ginsberg against certain legal actions arising from our solicitation of proxies from Mac-Gray’s stockholders in connection with the Annual Meeting and any related transactions. Neither Nominee received any compensation from Mac-Gray during Mac-Gray’s last completed fiscal year. Other than as stated herein, there are no arrangements or understandings between the other Participants in our solicitation and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Mac-Gray if elected as such at the Annual Meeting. Neither of our Nominees nor any of their associates is a party adverse to Mac-Gray or any of its subsidiaries or has a material interest adverse to Mac-Gray or any of its subsidiaries in any material pending legal proceedings. There is no assurance that the other members of the Board of Directors of Mac-Gray will agree to serve with Mr. Clark and Mr. Ginsberg if they are elected.

Pursuant to Mac-Gray’s Bylaws and applicable law, if Mac-Gray advances the date of the Annual Meeting by more than 30 days before, or delays the date of the Annual Meeting by more than 60 days after, the first anniversary of Mac-Gray’s 2008 annual meeting of stockholders, then the Participants reserve the right to nominate additional or substitute nominees and to propose other business to be considered by the stockholders at the Annual Meeting, provided, however, that such addition or substitution of new nominees or proposals of other business would require, pursuant to applicable law, that we provide additional proxy materials (including a supplement to this Proxy Statement and a revised proxy card) regarding the new nominees or other business to the stockholders of Mac-Gray and that we provide notice to Mac-Gray of our intent to propose new nominees or other business in accordance with the advance notice provisions in Mac-Gray’s Bylaws.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG IN OPPOSITION TO MAC-GRAY’S TWO INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING.

PROPOSAL 2—APPROVAL OF THE MAC-GRAY CORPORATION

2009 STOCK OPTION AND INCENTIVE PLAN

At the Annual Meeting, according to Mac-Gray’s Proxy Statement, stockholders of Mac-Gray will be asked to vote to approve the Mac-Gray Corporation 2009 Stock Option and Incentive Plan. For more information regarding this proposal, please see the related disclosure contained in Mac-Gray’s Proxy Statement. We make no recommendation with respect to how you should vote on this proposal.

PROPOSAL 3—SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

At the Annual Meeting, Darlington Partners, L.P., or its authorized agent, will present the following stockholder proposal to be voted on by the stockholders of Mac-Gray:

RESOLVED, that the stockholders of Mac-Gray Corporation (the “Company”) request that the board of directors, in compliance with applicable law, take the steps necessary to reorganize the board of directors into one class subject to election each year. The implementation of this proposal should not affect the unexpired terms of directors elected to the board at or prior to the 2009 annual meeting.

Supporting Statement

We believe accountability of the board of directors to the Company’s shareholders is of paramount importance. This is why we are sponsoring this proposal which, if implemented, would seek to reorganize the board of directors of the Company so that each director stands before the shareholders for re-election each year. We hope to eliminate the Company’s so-called “classified board,” whereby the directors are divided into three classes, each serving a three-year term. Under the current structure, shareholders can only vote on a portion of the board of directors at any given time.

We believe that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that when directors are accountable for their actions, they perform better. A staggered board has been found to be one of six entrenching mechanisms that are negatively correlated with company performance. See “What Matters in Corporate Governance?” Lucian Bebchuk, Alma Cohen & Allen Ferrell, Harvard Law School, Discussion Paper No. 491 (09/2004, revised 03/2005). We also believe that shareholders are willing to pay a premium for corporations with excellent corporate governance. If the Company were to take the steps necessary to declassify its board of directors, it would be a strong statement that this Company is committed to good corporate governance and its long-term financial performance.

We seek to improve that performance and ensure the Company’s continued viability through this structural reorganization of the board of directors. If passed, shareholders might have the opportunity to register their views at each annual meeting—on performance of the board of directors as a whole and of each director as an individual. We believe that such annual accountability will serve to keep directors closely focused on the performance of top executives and on increasing shareholder value.

Additionally, the evidence indicates that shareholders at other companies favor declassified boards. Shareholder proposals urging annual elections of all directors received, on average, over 66% of the vote in 2006, 2007 and the first half of 2008, according to the 2008 Annual Corporate Governance Review from Georgeson Inc.

We urge you to join us in voting to declassify the election of directors, as a powerful tool for management incentive and accountability. We urge you to vote FOR this proposal.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 3.

PROPOSAL 4—MAJORITY VOTING IN DIRECTOR ELECTIONS

At the Annual Meeting, we believe that a stockholder, or an authorized agent of such stockholder, will present the following stockholder proposal to be voted on by the stockholders of Mac-Gray:

RESOLVED, that the shareholders of our Company hereby request that the Board of Directors initiate the appropriate processes to amend the Company’s by-laws and each appropriate governing document to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement

To provide shareholders a meaningful role in director elections, our Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards.

Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee. That means that even if 99.99% were “withheld” from a director, that same director could still be serving on the Board if she/he received just 0.01% of the vote.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of companies, including Intel, Dell, General Electric, Motorola, Texas Instruments, Safeway, Home Depot, Gannett, and Supervalu, have adopted a majority vote standard in company bylaws. Additionally, these companies have adopted bylaws or policies to address post-election issues related to the status of director nominees that fail to win election. At the time of the submission of this proposal, our Company and its Board had not taken any similar action.

With a majority vote standard in place, the Board can consider developing post-election procedures to address the status of directors that fail to win election. A combination of a majority vote standard and a post-

election director resignation policy would establish a meaningful right for shareholders to elect directors, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We feel this combination of the majority vote standard with a post-election policy represents a true majority vote standard.

Sixty-one proposals on this topic won an average of 51.7% of the vote in 2007 and 2008—including 28 resolutions receiving majority votes, according to RiskMetrics. We urge your support FOR this important reform.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 4.

OTHER PROPOSALS

Fairview Capital knows of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their discretion.

PARTICIPANTS IN SOLICITATION OF PROXIES

The participants in our solicitation of proxies from stockholders of Mac-Gray are Fairview Capital Investment Management, LLC, a California limited liability company (“FCIM LLC”), Fairview Capital, a California corporation (“FC Corp.”), Darlington Partners, L.P., a Delaware limited partnership (“Darlington”), Andrew F. Mathieson, Scott W. Clark and Bruce C. Ginsberg. FC Corp. is the manager of FCIM LLC, an SEC-registered independent investment advisor, and FCIM LLC is the general partner of Darlington, a private investment partnership. Mr. Mathieson is the sole stockholder and President of FC Corp. and is the managing member of FCIM LLC. Mr. Clark is a Vice President, member and portfolio manager of FCIM LLC and a managing partner and portfolio manager of Darlington Partners, L.P. Mr. Ginsberg is President, Chief Executive Officer and a director of MooBella LLC, a company that has developed an innovative ice cream dispensing system for foodservice operations, and founder, President and sole stockholder of New England Ice Cream Corporation, a company that distributes nationally branded frozen desserts to retail, food service and machine vending accounts.

The principal business address of FC Corp., FCIM LLC, Darlington, Mr. Mathieson and Mr. Clark is 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904. The principal business address of Mr. Ginsberg is MooBella, LLC, 555 Constitution Drive, Taunton, MA 02780-7365.

As of the date hereof, FCIM LLC is deemed to indirectly beneficially own 851,346 shares of common stock of Mac-Gray, representing approximately 6.3% of Mac-Gray’s outstanding shares (based upon the 13,473,303 shares stated to be outstanding as of the Record Date according to Mac-Gray’s Proxy Statement), which includes 803,146 shares owned of record and beneficially by Darlington, 41,000 shares beneficially owned by FCIM LLC in actively managed client accounts and 7,200 shares beneficially owned by FCIM LLC in non-managed employee accounts for which FCIM LLC does not receive management fees. Darlington is the owner of record of 100 shares and is deemed to directly beneficially own an additional 803,046 shares in Street-name. Each of FC Corp., Mr. Mathieson and Mr. Clark, by virtue of their respective relationships to FCIM LLC, are deemed to indirectly beneficially own the 851,346 shares which FCIM LLC is deemed to beneficially own. Messrs. Mathieson and Clark disclaim beneficial ownership with respect to such shares except to the extent of their respective pecuniary interests therein. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark has shared voting power and shared investment power with regard to the 851,346 shares which FCIM LLC is deemed to beneficially own. Darlington has shared voting power and shared investment power with regard to the 803,146 shares it owns of record and is deemed to own beneficially. Mr. Ginsberg does not own, and has never owned, beneficially or of record, any shares of capital stock of Mac-Gray.

For information regarding purchase and sales of securities of Mac-Gray during the past two years by the Participants, including our Nominees, please see Annex A attached hereto.

As stated above, Mr. Mathieson is the sole stockholder and President of FC Corp. and is the managing member of FCIM LLC, and he is a party to agreements that reflect such relationships with such Participants. Mr. Clark is a Vice President, member and portfolio manager of FCIM LLC and a managing partner and portfolio manager of Darlington Partners, L.P., and he is a party to agreements that reflect such relationships with such Participants.

Darlington sent a letter to Mac-Gray, dated December 19, 2008, whereby Darlington submitted a stockholder proposal to Mac-Gray, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the declassification of Mac-Gray’s Board of Directors. Additionally, Peter Mathieson and Margaret Conver as trustees (the “Trustees”) of the Abigail B Mathieson Trust U/A DTD 8/31/1991 (the “Trust”) sent a letter to Mac-Gray, dated December 19, 2008, whereby the Trustees submitted a stockholder proposal to Mac-Gray, pursuant to Rule 14a-8 of the Exchange Act, relating to a majority vote standard in uncontested director elections. Darlington has an interest in the stockholder proposal it submitted to Mac-Gray, as the stockholder proponent, as the proposal is acted on at the Annual Meeting. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark are deemed to indirectly beneficially own the shares of common stock of Mac-Gray held by Darlington and held by the Trustees in the Trust, and therefore, each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark could be deemed to have an interest in such stockholder proposals as they are acted on at the Annual Meeting.

Other than as stated in this Proxy Statement or in any of the Annexes attached hereto, (i) during the last 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of Mac-Gray; (iii) no Participant owns any securities of Mac-Gray which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of Mac-Gray during the past two years; (v) no part of the purchase price or market value of the securities of Mac-Gray owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of Mac-Gray, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of Mac-Gray; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Mac-Gray; (ix) no Participant nor any of their associates was a party to any transaction, or series of similar transactions, since the beginning of Mac-Gray’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Mac-Gray or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their associates has any arrangement or understanding with any person with respect to any future employment by Mac-Gray or its affiliates, or with respect to any future transactions to which Mac-Gray or any of its affiliates will or may be a party; and (xi) no person, including each Participant, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than an interest, if any, as a stockholder of Mac-Gray.

COST AND METHOD OF SOLICITATION

Solicitation of proxies pursuant to this Proxy Statement shall be made by the Participants. Fairview Capital Investment Management, LLC will bear the cost of our solicitation.

Fairview Capital Investment Management, LLC has entered into an agreement with Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with our solicitation, for which Innisfree is to receive a fee not to exceed $75,000, plus reimbursement for its reasonable out-of-pocket expenses. Fairview Capital Investment Management, LLC has agreed to indemnify Innisfree against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Innisfree pursuant to the foregoing provisions, we have been informed, that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Innisfree will employ approximately 40 persons to solicit proxies from Mac-Gray stockholders for the Annual Meeting. The Participants have not employed, and they will not employ, any employees to solicit proxies from Mac-Gray stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, our solicitation of proxies is estimated to be $350,000 in total. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to our solicitation. Of this estimated amount, approximately $275,000 has been spent to date. The actual costs and expenses could be materially different than the estimated amounts and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this proxy solicitation.

Fairview Capital Investment Management, LLC intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that either Mr. Clark or Mr. Ginsberg or both are elected, but does not intend to submit the issue of reimbursement to a vote of security holders.

STOCKHOLDER PROPOSALS

According to Mac-Gray’s Proxy Statement, any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at Mac-Gray’s 2010 annual meeting must be received by Mac-Gray on or before December 4, 2009 to be eligible for inclusion in Mac-Gray’s proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

According to Mac-Gray’s Proxy Statement, any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at the Company’s 2010 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of Mac-Gray not later than February 7, 2010 and not earlier than January 8, 2010, together with all supporting documentation required by Mac-Gray’s Bylaws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

ADDITIONAL INFORMATION

According to Mac-Gray’s Proxy Statement, the mailing address of the principal executive offices of Mac-Gray is 404 Wyman Street, Suite 400, Waltham, MA 02415.

Please see Annex B for information regarding persons who beneficially own more than 5% of Mac-Gray’s shares and the ownership of Mac-Gray shares by the directors and management of Mac-Gray.

As noted in relevant places in this Proxy Statement, certain of the information concerning Mac-Gray contained in this Proxy Statement and the Annexes attached hereto has been taken from, or is based upon, Mac-Gray’s publicly available information, including Mac-Gray’s Proxy Statement. This information consists of the sections in this Proxy Statement entitled: “Proposal Two—Approval of the Mac-Gray Corporation 2009 Stock Option and Incentive Plan;” “Stockholder Proposals;” and “Annex B;” as well as additional information in this Proxy Statement which is specifically designated as being taken from, or based upon, Mac-Gray’s Proxy Statement. This information is included in this Proxy Statement because it is Fairview Capital’s understanding that the staff of the Division of Corporation Finance of the SEC interprets the proxy rules under the Exchange Act to require that such information be included in this Proxy Statement. Fairview Capital was not involved in the preparation of Mac-Gray’s Proxy Statement, and has not independently verified any of the statements contained Mac-Gray’s Proxy Statement or any of its other filings with the SEC.

Date: April 6, 2009

FAIRVIEW CAPITAL

FAIRVIEW CAPITAL INVESTMENT MANAGEMENT, LLC

DARLINGTON PARTNERS, L.P.

ANDREW F. MATHIESON

SCOTT W. CLARK

BRUCE C. GINSBERG

ANNEX A

Two Year Summary of Purchases and Sales of Securities of Mac-Gray

The following list indicates the date of each purchase and sale of common stock of Mac-Gray within the past two years, made by the Participants, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark are deemed to indirectly beneficially own the shares of common stock purchased or sold by the “Darlington Partners, L.P.” and “FCIM LLC” parties in the list below.

Trade Date	Quantity of Shares	U.S. Dollar Amount	Party to the Transaction
PURCHASES:
8/21/2007	2,900	$36,790	Darlington Partners, L.P.
8/22/2007	2,100	$25,900	Darlington Partners, L.P.
9/14/2007	1,300	$16,918	Darlington Partners, L.P.
9/17/2007	3,800	$48,009	Darlington Partners, L.P.
9/20/2007	600	$7,475	Darlington Partners, L.P.
10/5/2007	2,800	$33,886	Darlington Partners, L.P.
11/2/2007	2,100	$26,040	Darlington Partners, L.P.
11/8/2007	600	$7,230	Darlington Partners, L.P.
11/9/2007	100	$1,205	Darlington Partners, L.P.
11/13/2007	6,840	$81,745	Darlington Partners, L.P.
11/19/2007	5,000	$56,376	Darlington Partners, L.P.
11/26/2007	1,900	$19,955	Darlington Partners, L.P.
12/3/2007	10,000	$120,500	Darlington Partners, L.P.
12/18/2007	17,300	$181,103	Darlington Partners, L.P.
1/2/2008	18,310	$202,326	Darlington Partners, L.P.
1/29/2008	5,900	$65,011	Darlington Partners, L.P.
3/7/2008	12,396	$137,441	Darlington Partners, L.P.
3/10/2008	100	$1,135	Darlington Partners, L.P.
3/17/2008	7,700	$85,518	Darlington Partners, L.P.
3/18/2008	400	$4,540	Darlington Partners, L.P.
3/19/2008	3,300	$37,620	Darlington Partners, L.P.
3/20/2008	2,100	$24,255	Darlington Partners, L.P.
3/31/2008	11,500	$130,261	Darlington Partners, L.P.
4/17/2008	25,000	$238,728	Darlington Partners, L.P.
4/18/2008	10,000	$91,004	Darlington Partners, L.P.
4/21/2008	20,000	$180,628	Darlington Partners, L.P.
4/22/2008	15,000	$135,750	Darlington Partners, L.P.
4/24/2008	15,000	$135,750	Darlington Partners, L.P.
6/2/2008	10,000	$100,500	Darlington Partners, L.P.
6/4/2008	14,700	$147,925	Darlington Partners, L.P.
12/30/2008	10,000	$65,415	FCIM LLC
12/30/2008	14,000	$91,575	FCIM LLC
12/30/2008	5,000	$32,715	FCIM LLC
12/30/2008	8,000	$52,335	FCIM LLC
12/30/2008	4,000	$26,175	FCIM LLC
SALES:
10/10/2008	5,000	$50,000	Darlington Partners, L.P.
10/13/2008	100	$995	Darlington Partners, L.P.
10/14/2008	1,600	$16,400	Darlington Partners, L.P.
12/30/2008	2,900	$18,850	Darlington Partners, L.P.

A-1

Trade Date	Quantity of Shares	U.S. Dollar Amount	Party to the Transaction
12/30/2008	2,100	$13,650	Darlington Partners, L.P.
12/30/2008	1,300	$8,450	Darlington Partners, L.P.
12/30/2008	3,800	$24,700	Darlington Partners, L.P.
12/30/2008	600	$3,900	Darlington Partners, L.P.
12/30/2008	2,800	$18,200	Darlington Partners, L.P.
12/30/2008	2,100	$13,650	Darlington Partners, L.P.
12/30/2008	600	$3,900	Darlington Partners, L.P.
12/30/2008	100	$650	Darlington Partners, L.P.
12/30/2008	3,300	$21,450	Darlington Partners, L.P.
12/30/2008	18,310	$119,014	Darlington Partners, L.P.
12/30/2008	3,090	$20,085	Darlington Partners, L.P.
4/12/2007	3,100	$47,896	FCIM LLC
4/12/2007	4,000	$61,801	FCIM LLC
4/12/2007	5,000	$77,251	FCIM LLC
4/12/2007	12,900	$199,308	FCIM LLC
4/19/2007	700	$11,198	FCIM LLC
4/19/2007	5,500	$87,984	FCIM LLC
4/19/2007	8,000	$127,977	FCIM LLC
4/19/2007	1,500	$23,996	FCIM LLC
4/19/2007	3,100	$49,591	FCIM LLC
4/19/2007	8,000	$127,977	FCIM LLC
4/19/2007	800	$12,798	FCIM LLC
4/20/2007	7,350	$117,434	FCIM LLC
5/4/2007	3,700	$57,400	FCIM LLC
5/4/2007	3,600	$56,709	FCIM LLC
5/25/2007	3,241	$51,389	FCIM LLC
6/1/2007	21	$324	FCIM LLC
6/4/2007	10,000	$154,501	FCIM LLC
6/22/2007	500	$7,535	FCIM LLC
6/22/2007	712	$10,730	FCIM LLC
6/22/2007	5,000	$75,349	FCIM LLC
6/22/2007	2,000	$30,140	FCIM LLC
6/22/2007	3,000	$45,209	FCIM LLC
6/22/2007	10,000	$150,698	FCIM LLC
6/22/2007	1,288	$19,410	FCIM LLC
6/25/2007	500	$7,527	FCIM LLC
6/26/2007	3,300	$50,153	FCIM LLC
6/28/2007	2,400	$36,607	FCIM LLC
7/2/2007	8,200	$123,853	FCIM LLC
7/5/2007	5,970	$90,689	FCIM LLC
7/6/2007	588	$8,911	FCIM LLC
7/6/2007	5,682	$86,108	FCIM LLC
7/6/2007	8,330	$126,238	FCIM LLC
7/9/2007	11,300	$176,521	FCIM LLC
7/9/2007	4,318	$67,453	FCIM LLC
11/3/2008	3,000	$22,503	FCIM LLC

A-2

ANNEX B

The following contains information concerning Mac-Gray Corporation (the “Company”) that has been taken from, or is based upon, Mac-Gray’s Proxy Statement.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of March 26, 2009 by (i) each person known by the Company to own beneficially five percent (5%) or more of the outstanding shares of the Company’s Common Stock, (ii) each director of the Company, the CEO and each of the NEOs, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company’s Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned
Stewart G. MacDonald, Jr.(3)(4)(5)	2,147,632	15.63%
Sandra E. MacDonald(3)(4)(6)	1,299,389	9.64%
Daniel W. MacDonald(3)(4)(7)	1,147,700	8.52%
Peter C. Bennett, R. Robert Woodburn, Jr.(3)(4)(8)	1,470,569	10.91%
Cynthia V. Doggett(3)(9)	2,147,632	15.63%
Richard G. MacDonald(3)(10)	1,299,389	9.64%
Gilbert M. Roddy, Jr.(3)(11)	350,903	2.60%
Dimensional Fund Advisors LP(12)	1,134,750	8.42%
River Road Asset Management, LLC(13)	1,862,626	13.82%
Fairview Capital Investment Management, LLC(14)	851,346	6.32%
Polaris Capital Management, Inc.(15)	1,456,058	10.81%
Rutabaga Capital Management(16)	1,050,122	7.79%
David W. Bryan(17)	47,430	*
Edward F. McCauley(17)	47,252	*
Thomas E. Bullock(17)	74,759	*
Christopher T. Jenny(17)	38,537	*
Mary Ann Tocio(17)	31,783	*
William F. Meagher, Jr.(17)	22,478	*
Alastair G. Robertson(17)	6,265	*
Neil F. MacLellan, III(17)	180,804	1.33%
Michael J. Shea(17)	174,281	1.28%
Robert J. Tuttle(17)	83,642	*
Philip Emma(17)	52,131	*
All executive officers and directors as a group (13 persons)(18)	2,939,557	20.43%

*	less than 1%

(1)	Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number and percentage of shares of the Company’s Common Stock beneficially owned by a person, shares of the Company’s Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 26, 2009 are deemed outstanding, but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of March 26, 2009, a total of 13,473,303 shares of the Company’s Common Stock were issued and outstanding.

(3)	The Company and certain stockholders of the Company, including: Stewart G. MacDonald, Jr., Sandra E. MacDonald, Daniel W. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o of Daniel W. MacDonald (each of these sub-trusts under the The Evelyn C. MacDonald Family Trust is referred to herein as a “Sub-Trust,” and collectively, the “Sub-Trusts”), The Stewart G. MacDonald, Jr. 1984 Trust (the “SGM Trust”), The Daniel W. MacDonald Revocable Living Trust, the New Century Trust, the Richard G. MacDonald 2004 GST Non-Exempt Irrevocable Trust dated April 23, 2004 (the “RGM Non-Exempt Trust”), the Richard G. MacDonald 2004 GST Exempt Irrevocable Trust dated April 23, 2004 (the “RGM Exempt Trust”), The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, Cynthia V. Doggett and certain other holders (who hold in the aggregate a de minimis fraction of the issued and outstanding Common Stock of the Company) are parties to a Stockholders’ Agreement dated June 26, 1997 (the “Stockholders’ Agreement”). The Stockholders’ Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders’ Agreement, each of the parties thereto may be deemed to beneficially own all of the shares of the Company’s Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)	A total of 1,470,569 shares are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the “ECM Trust”), the grantor of which is Ms. E. MacDonald. The independent trustees (the “Independent Trustees”) of the ECM Trust are Peter C. Bennett (“Mr. Bennett”) and R. Robert Woodburn, Jr. (“Mr. Woodburn”). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. Of the 1,470,569 shares held by the ECM Trust, 566,667 shares are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 337,235 shares are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares held by such Sub-Trust.

(5)	Includes (i) 626,608 shares held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 350,903 shares held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 140,334 shares held by the wife of Mr. S. MacDonald, (v) 143,432 shares held by the minor children of Mr. S. MacDonald, (vi) 53,836 shares held by Mr. S. MacDonald directly and (vii) 265,852 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of March 26, 2009 held by Mr. S. MacDonald. Mr. S. MacDonald may replace the shares held by the New Century Trust at any time with property of equivalent value and, therefore, may be deemed to beneficially own all such shares. Mr. S. MacDonald disclaims beneficial ownership of the shares described in (ii), (iv) and (v) of this footnote.

(6)

Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 17,950 shares held by The Whitney E. MacDonald Gift Trust, (v) 17,950 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 17,950 shares held by The Robert C. MacDonald Gift Trust, (vii) 337,235 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (viii) 86,725 shares held by the RGM Non-Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (ix) 203,611 shares held by the RGM Exempt Trust, of which

Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (x) 306,073 shares held by Ms. S. MacDonald directly. Richard G. MacDonald (“Mr. R. MacDonald”) is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of such shares. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the “GST Trusts”) and The Robert C. MacDonald Gift Trust, The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust (collectively, the “Gift Trusts”) may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Ms. S. MacDonald disclaims beneficial ownership of the shares held by the GST Trusts and the Gift Trusts.

(7)	Includes (i) 566,667 shares held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary, and (ii) 581,033 shares held by The Daniel W. MacDonald Revocable Living Trust, of which Mr. D. MacDonald serves as the sole trustee.

(8)	Includes 1,470,569 shares held by the ECM Trust for which Mr. Bennett and Mr. Woodburn serve as co-trustees and share voting and dispositive power. Mr. Bennett and Mr. Woodburn disclaim beneficial ownership of the shares held by the ECM Trust. Mr. Bennett’s mailing address is 111 Cushing Street, Hingham, Massachusetts 02043. Mr. Woodburn’s mailing address is c/o Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199.

(9)	Includes (i) 626,608 shares held by the SGM Trust, of which Ms. Doggett serves as co-trustee with her husband, Mr. S. MacDonald, who is also sole beneficiary, (ii) 350,903 shares held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, who serves as co-trustee and is the beneficiary, (iv) 140,334 shares held by Ms. Doggett directly, (v) 143,432 shares held by Ms. Doggett’s minor children, (vi) 53,836 shares held by Ms. Doggett’s husband (Mr. S. MacDonald), and (vii) 265,852 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of March 26, 2009 held by Ms. Doggett’s husband (Mr. S. MacDonald). The shares held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of the shares described in this footnote except for the shares she holds directly.

(10)	Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 17,950 shares held by The Whitney E. MacDonald Gift Trust, (v) 17,950 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 17,950 shares held by The Robert C. MacDonald Gift Trust, (vii) 337,235 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, the wife of Mr. R. MacDonald, and of which Mr. R. MacDonald’s wife serves as co-trustee, (viii) 86,725 shares held by the RGM Non-Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (ix) 203,611 shares held by the RGM Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (x) 306,073 shares held directly by Mr. R. MacDonald’s wife (Ms. S. MacDonald). The shares held by each of the GST and Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of the shares held by such trusts. Mr. R. MacDonald disclaims beneficial ownership of all of the shares described in this footnote.

(11)

All shares are held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value. Mr. Roddy disclaims beneficial ownership of all shares held by the New Century Trust.

Mr. Roddy’s mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(12)	Information is based on a Schedule 13G filed with the SEC on February 9, 2009 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional, located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment adviser or manager, Dimensional possesses investment and/or voting power over the securities reported herein that are owned by the Funds. Of the 1,134,750 shares beneficially owned, Dimensional has sole voting power over 1,127,752 shares, sole dispositive power over all shares beneficially owned and shared voting and dispositive power over none of such shares. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(13)	Information is based on a Schedule 13F filed with the SEC on February 6, 2009 by River Road Asset Management, LLC (“River Road”), which is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Of the 1,862,626 shares beneficially owned, River Road has sole voting authority over 1,319,226 shares, no voting authority over 543,400 shares.

(14)	Information is based on a Schedule 13D filed with the SEC on February 20, 2009 by Fairview Capital Investment Management, LLC (“Fairview”). Fairview, located at 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904, is the investment adviser and general partner of Darlington Partners, L.P. (“Darlington”) and is the investment adviser to other accounts. Fairview Capital is the manager of Fairview. Andrew F. Mathieson is the sole shareholder and President of Fairview Capital and is the managing member of Fairview. Scott W. Clark is a Vice President, member and portfolio manager of Fairview and a managing partner and portfolio manager of Darlington. Of the 851,346 shares beneficially owned by Fairview, Fairview Capital, Mr. Mathieson and Mr. Clark, each have shared voting power and shared dispositive power over all such shares and sole voting power and sole dispositive power over none of such shares. Darlington beneficially owns 803,146 shares and has shared voting power and shared dispositive power over all of such shares and has sole voting power and sole dispositive power of none of such shares.

(15)	Information is based on a Schedule 13F filed with the SEC on January 27, 2009 by Polaris Capital Management, LLC (“Polaris”), which is located at 125 Summer Street, Suite 1470, Boston, Massachusetts 02110. Of the 1,456,058 shares beneficially owned, Polaris has sole investment discretion with respect to all such shares and sole voting authority over 1,395,656 of such shares.

(16)	Information is based on a Schedule 13G filed with the SEC on February 5, 2009 by Rutabaga Capital Management (“Rutabaga”). Rutabaga, located at 64 Board Street, Third Floor, Boston, Massachusetts 02109, is an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E). Of the 1,050,122 shares beneficially owned, Rutabaga claims sole voting power over 394,800 shares, shared voting power over 655,322 shares and sole power to dispose of all such shares.

(17)	Includes shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 26, 2009 as follows: Mr. Bryan 41,216 shares; Mr. McCauley 41,216 shares; Mr. Bullock 44,216 shares; Mr. Jenny 35,216 shares; Ms. Tocio 27,716 shares; Mr. Meagher 17,716 shares; Mr. Robertson 5,000 shares; Mr. MacLellan 158,785 shares; Mr. Shea 138,710 shares; Mr. Tuttle 69,676 shares; and Mr. Emma 44,156 shares.

(18)	Includes 916,417 shares issuable upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 26, 2009.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED  ▼

MAC-GRAY CORPORATION

2009 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY FAIRVIEW CAPITAL, FAIRVIEW CAPITAL INVESTMENT

MANAGEMENT, LLC, DARLINGTON PARTNERS, L.P., ANDREW F. MATHIESON,

SCOTT W. CLARK AND BRUCE C. GINSBERG (COLLECTIVELY, “FAIRVIEW CAPITAL”).

G O L D	The undersigned, revoking all proxies previously given, hereby appoints and constitutes Andrew F. Mathieson and Scott W. Clark, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Annual Meeting of Stockholders of Mac-Gray Corporation (“Mac-Gray”) to be held on May 8, 2009 at 10:00 a.m. local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts, and at any adjournments or postponements thereof, to vote all shares of common stock of Mac-Gray held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

P R O X Y	Upon proper execution of this proxy, all shares of common stock of Mac-Gray held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE ELECTION OF A DIRECTOR OR A PROPOSAL, ALL SUCH SHARES WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH DIRECTOR OR PROPOSAL: (I) “FOR” SCOTT W. CLARK AND BRUCE C. GINSBERG AND (II) “FOR” PROPOSALS 2, 3 AND 4.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Mac-Gray Corporation

Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S or Canada at 1-866-388-1536, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1351. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/tuc, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Fairview Capital, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED  ▼

☒	Please mark your vote as in this example

FAIRVIEW CAPITAL RECOMMENDS A VOTE FOR THE ELECTION OF SCOTT W. CLARK AND

BRUCE C. GINSBERG, MAKES NO RECOMMENDATION AS TO PROPOSAL 2 AND

RECOMMENDS A VOTE FOR PROPOSALS 3 AND 4.

				FOR	AGAINST	ABSTAIN

PROPOSAL 1: Election of Directors			PROPOSAL 2: Approval of the Mac-Gray Corporation 2009 Stock Option and Incentive Plan as described in Mac-Gray’s Proxy Statement.	☐	☐	☐

Nominees to Class III:	(01) Scott W. Clark (02) Bruce C. Ginsberg		PROPOSAL 3: Approval of the stockholder proposal to request that the Board of Directors, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year.	☐	☐	☐

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐	FOR ALL EXCEPT NOMINEE WRITTEN BELOW ☐	PROPOSAL 4: Approval of the stockholder proposal to request that the Board of Directors initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide for a majority vote standard for the election of directors in uncontested elections.	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Dated:	, 2009

Signature(s)

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.